                                                                    EXHIBIT 10.4


          NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY APPLICABLE STATE SECURITIES LAWS. NEITHER THIS WARRANT NOR ANY OF SUCH SHARES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, BY SALE, ASSIGNMENT, PLEDGE OR OTHERWISE, IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. IN ADDITION, THIS WARRANT AND SUCH SHARES ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER DESCRIBED IN SECTION 9 HEREOF.


                                     WARRANT

  To purchase 3,232,214 shares of Common Stock, par value $1.00 per share, of

                         WEATHERFORD INTERNATIONAL, INC.




                                Date of Issuance: February 28, 2002

                                Issued to: Shell Technology Ventures Inc.

                                     WARRANT

   to purchase 3,232,214 shares of Common Stock, par value $1.00 per share, of

                         Weatherford International, Inc.


                  For value received, WEATHERFORD INTERNATIONAL, INC., a Delaware corporation (the "Company"), hereby grants to SHELL TECHNOLOGY VENTURES INC., a Delaware corporation ("STVI"), effective as of the February 28, 2002 (the "Issue Date"), subject to the terms hereof, the right to purchase from the Company at the Purchase Price at any time or from time to time during the Exercise Period, each as hereinafter set forth, up to 3,232,214 shares of the common stock of the Company, par value $1.00 per share, (the "Common Stock"), subject to adjustment as provided herein.

         1. DEFINITIONS.

                  "Affiliate" means:

                  (a) in respect of a Person other than STVI,

                           any company or legal entity:

                           (i) which Controls either directly or indirectly such Person; or

                           (ii) which is Controlled directly or indirectly by such Person; or

                           (iii) which is directly or indirectly Controlled by a company or entity which directly or indirectly Controls such Person.

                           For the purposes of this paragraph (a), "Control" and its derivatives means the right to exercise 50% (fifty percent) or more of the voting rights exercisable at a general meeting of the shareholders (or its equivalent) of such company or entity.

                  (b) in respect of STVI:

                           (i) N.V. Koninklijke Nederlandsche Petroleum
                           Maatschappij (a Dutch company), The "Shell" Transport and Trading Company, p.l.c. (an English company) and any company other than STVI that is for the time being directly or indirectly affiliated with the two first mentioned companies or either of them.

                           For the purpose of this paragraph (i ), a particular company is:

                           (A) directly affiliated with another company or companies if the latter hold/holds shares carrying 50% (fifty percent) or more of the votes exercisable at a general meeting of shareholders (or its equivalent) of the particular company; and

                           (B) indirectly affiliated with a company or companies (in this definition referred to as "the parent company or companies") if a series of companies can be specified,



                                  Exhibit D-1
                           beginning with the parent company or companies and ending with the particular company, so related that each company of the series, except the parent company or companies, is directly affiliated with one or more companies earlier in the series.

                  "BLACK-SCHOLES AMOUNT" shall have the definition assigned to such term in Section 3(b) of this Warrant.

                  "BLACK-SCHOLES MODEL" means the Black-Scholes model for valuing the price of a derivative security, as would be applied by an internationally recognized investment banking firm.

                  "CLOSING PRICE" shall have the definition assigned to such term in Section 2(b)(ii) of this Warrant.

                  "COMMISSION" shall mean the United States Securities and Exchange Commission.

                  "COMMON STOCK" shall have the definition assigned to such term in the first paragraph of this Warrant.

                  "COMPANY" shall have the definition assigned to such term in the first paragraph of this Warrant.

                  "CONFIDENTIAL OFFER PRICE" shall have the definition assigned to such term in Section 10(b) of this Warrant.

                  "CONFIDENTIAL PURCHASE OFFER" shall have the definition assigned to such term in Section 10(b) of this Warrant.

                  "CONVERSION DATE" shall have the definition assigned to such term in Section 3(b) of this Warrant.

                  "CORRECTIVE FILING" shall have the definition assigned to such term in Section 12(d) of this Warrant.

                  "DEMAND REQUEST" shall have the definition assigned to such term in Section 12(a) of this Warrant.

                  "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

                  "EXERCISE DATE" shall have the definition assigned to such term in Section 2(a) of this Warrant.

                  "EXERCISE NOTICE" shall have the definition assigned to such term in Section 2(a) of this Warrant.

                  "EXERCISE PERIOD" shall have the definition assigned to such term in Section 2(e) of this Warrant.

                  "FILING NOTICE" shall have the definition assigned to such term in Section 12(d) of this Warrant.

                  "ISSUE DATE" shall have the definition assigned to such term in the first paragraph of this Warrant.

                  "LOCK-UP EXPIRATION DATE" shall have the definition assigned to such term in Section 12(d)(i) of this Warrant.

                  "LOSSES" shall have the definition assigned to such term in
Section 9(f) of this Warrant.

                  "MATERIAL EVENT NOTICE" shall have the definition assigned to such term in Section 12(d) of this Warrant.

                  "NET CASH SETTLEMENT" shall have the definition assigned to such term in Section 2(b)(iii) of this Warrant.

                  "NET SHARE SETTLEMENT" shall have the definition assigned to such term in Section 2(b)(ii) of this Warrant.


                                   Exhibit D-1

                  "NYSE" shall have the definition assigned to such term in
Section 2(b)(ii) of this Warrant.

                  "PERSON" means an individual, corporation, partnership, joint venture, association, joint stock company, trust, limited liability company, unincorporated organization or government agency or any political subdivision thereof.

                  "PHYSICAL DELIVERY" shall have the definition assigned to such term in Section 2(b)(i) of this Warrant.

                  "PROHIBITED TRANSFEREE" shall have the definition assigned to such term in Section 9(c)(i) of this Warrant.

                  "PURCHASE PRICE" shall have the definition assigned to such term in Section 2(d) of this Warrant.

                  "REINCORPORATION TRANSACTION" shall have the definition assigned to such term in Section 5(b) of this Warrant.

                  "RESPONSE PERIOD" shall have the definition assigned to such term in Section 10(b) of this Warrant.

                  "ROUTINE FILING" shall have the definition assigned to such term in Section 12(d) of this Warrant.

                  "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

                  "SHELF EFFECTIVE DATE" shall have the definition assigned to such term in Section 12(b) of this Warrant.

                  "SHELF REGISTRATION PERIOD" shall have the definition assigned to such term in Section 12(b) of this Warrant.

                  "SHELF REGISTRATION STATEMENT" shall have the definition assigned to such term in Section 12(a) of this Warrant.

                  "STVI" shall have the definition assigned to such term in the first paragraph of this Warrant.

                  "STVI AFFILIATE" shall have the definition assigned to such term in Section 3(c) of this Warrant.

                  "TOTAL NUMBER OF SHARES" shall mean 3,232,214 shares of Common Stock, as adjusted pursuant to Section 5 hereof.

                  "TRANSFER NOTICE" shall have the definition assigned to such term in Section 10(a) of this Warrant.

                  "WARRANT HOLDER" shall have the definition assigned to such term in Section 2(a) of this Warrant.

         2. EXERCISE OF WARRANT.

                  (a) METHOD OF EXERCISE. This Warrant may be exercised in whole or in part at any time and from time to time during the Exercise Period, by STVI or any permitted subsequent holder of this Warrant under Section 9 hereof (the "Warrant Holder") by (i) surrender of this Warrant, with the form of exercise notice attached hereto as Exhibit A duly executed by such Warrant Holder (the "Exercise Notice") indicating whether the Warrant Holder desires to effect settlement through Physical Delivery, Net Share Settlement, Net Cash Settlement (in each case as defined in Section 2(b) below) or a combination thereof, to the Company at its principal office or (ii) telecopying to the Company at the number provided below an executed and completed Exercise Notice to the Company; provided, however, this Warrant may not be exercised under any circumstances for less than 33 1/3% of the Total Number of Shares; provided, further, that if the remaining unexercised balance of the Warrant is less than 33 1/3% of the Total Number of Shares, the Warrant may be exercised for the entire amount of such remaining unexercised balance. Each date on which an Exercise Notice is received by the Company in accordance with clause (i) and each date on which the Exercise Notice is telecopied to the Company in accordance with clause (ii)


                                   Exhibit D-1
above shall be deemed an "Exercise Date". In the either case, the Warrant Holder shall surrender this Warrant, and in the event of Physical Delivery make payment of the full amount of the Purchase Price due to the Company, before the Company shall be obligated to deliver to the Warrant Holder of the shares of Common Stock issuable upon such exercise or, in the event of Net Cash Settlement, the payment relating thereto.

                  (b) SETTLEMENT. The Company will effect the settlement of the exercise of this Warrant by the Warrant Holder in the manner indicated by the Warrant Holder in the Exercise Notice, except with respect to settlement through Net Cash Settlement. If the Warrant Holder indicates in such Exercise Notice that it desires to effect the settlement of such exercise, in full or in part, through a Net Cash Settlement, the Company, in its sole discretion, may elect to effect such settlement through a Net Cash Settlement with respect to the full amount requested or only as to a portion thereof or the Company may decline to effect any portion of such settlement through a Net Cash Settlement. In the event the Company elects not to effect such settlement through Net Cash Settlement as to the full amount so requested, the Company shall give notice to such effect to the Warrant Holder within five (5) business days of receipt of the Exercise Notice, and the Warrant Holder may submit a new Exercise Notice; provided, however, that if a new Exercise Notice is submitted (x) the Warrant holder shall not be entitled to elect in such new Exercise Notice to effect such settlement through a Net Cash Settlement and (y) the Exercise Date for purposes of such new Exercise Notice shall be deemed to be the Exercise Date with respect to the original Exercise Notice submitted to the Company.

                           (i) Physical Delivery. In the event the Warrant Holder desires to settle the exercise of this Warrant, in full or in part, by taking physical delivery of shares of Common Stock upon cash payment of the Purchase Price ("Physical Delivery"), the Warrant Holder shall so indicate in the Exercise Notice and shall make payment of the Purchase Price on the Exercise Date, or in the case of clause (ii) of paragraph (a) above no later than two (2) business days thereafter, by certified or cashier's check or bank draft payable to the order of the Company in immediately available funds or by wire transfer of same day funds to an account designated by the Company with respect to each share of Common Stock for which this Warrant is exercised and Physical Delivery is requested. If the amount of the payment received by the Company is less than the Purchase Price for the number of shares of Common Stock for which Physical Delivery is requested, the Company will notify the Warrant Holder of the deficiency and the Warrant Holder shall make payment in that amount within two (2) business days of its receipt of such notice. If the payment exceeds the Purchase Price for such number of shares of Common Stock, the Company will refund the excess to the Warrant Holder within five (5) business days of receipt. The shares of Common Stock to be issued and delivered to the Warrant Holder upon Physical Delivery shall be issued and delivered as provided in Section 4 below.

                           (ii) Net Share Settlement. In the event the Warrant Holder desires to settle the exercise of this Warrant, in full or in part, through a net, or "cashless", exercise by using shares of Common Stock that it would otherwise receive upon such exercise as payment of the Purchase Price ("Net Share Settlement"), the Warrant Holder shall so indicate in the Exercise Notice and shall include therewith a calculation of the number of shares of Common Stock to be issued upon such exercise in accordance with the terms of this clause (ii); provided, however, the Company shall have the right to confirm the accuracy of such calculation (which confirmation shall not unreasonably delay the issuance of such shares of Common Stock). The number of shares of Common Stock to be issued to the Warrant Holder in the case of Net Share Settlement shall be determined by:

                                    (A) multiplying the number of shares of
                                    Common Stock for which this Warrant is being exercised and which are to be settled through Net Share Settlement times the remainder of the average closing sales price of one share of Common Stock on the New York Stock Exchange (the "NYSE") for the ten (10) trading days ending with the day immediately prior to the Exercise Date (the "Closing Price") minus the per share Purchase Price; and

                                    (B) dividing the product calculated in
                                    clause (A) by the Closing Price.


                                   Exhibit D-1

         The shares of Common Stock to be issued and delivered to the Warrant Holder upon Net Share Settlement shall be issued and delivered as provided in Section 4 below.

                           (iii) Net Cash Settlement. In the event the Warrant Holder desires to settle the exercise of this Warrant, in full or in part, by receiving cash in lieu of any shares of Common Stock, net of the Purchase Price ("Net Cash Settlement"), the Warrant Holder shall so indicate in the Exercise Notice and shall include therewith a calculation of the amount of the payment to be made to the Warrant Holder in accordance with the terms of this clause (iii); provided, however, the Company shall have the right to confirm the accuracy of such calculation (which confirmation shall not unreasonably delay such payment). The Company, in its sole discretion, may elect to effect such Net Cash Settlement, with respect to the full amount requested or a portion thereof, or the Company may decline to effect any portion such settlement through a Net Cash Settlement. The amount to be paid by the Company to the Warrant Holder in the case of Net Cash Settlement shall be determined by:

                  multiplying the number of shares of Common Stock for which this Warrant is being exercised and which are to be settled through Net Cash Settlement times the remainder of the Closing Price minus the per share Purchase Price.

         The Company shall make any payment of such Net Cash Settlement amount to the Warrant Holder by certified or cashier's check or bank draft payable to the order of the Warrant Holder in immediately available funds or by wire transfer of same day funds to an account designated by the Warrant Holder as soon as practicable following receipt of the Exercise Notice and confirmation of the accompanying calculation of the Net Cash Settlement Amount.

                  (c) REPLACEMENT WARRANT. If this Warrant is not exercised in full, the number of shares of Common Stock for which this Warrant is exercisable shall be reduced by the number of such shares of Common Stock for which this Warrant was so exercised, and the Company shall forthwith issue and deliver to or upon the order of the Warrant Holder a new Warrant of like tenor in the name of the Warrant Holder or as the Warrant Holder may request, reflecting such adjusted number of shares of Common Stock for which this Warrant is exercisable; provided, however, that if reissued in the name of a Person other than the Warrant Holder, such reissuance shall only be made in compliance with Section 9 hereof and the Warrant Holder shall pay all transfer, stamp or other taxes in respect of such reissuance to such Person to the extent: (i) such transferee Person is not domiciled in the United States or (ii) this Warrant is exercised by a Person that is not a Delaware corporation.

                  (d) PURCHASE PRICE. The initial purchase price for which shares of Common Stock may be purchased upon the exercise of this Warrant shall be $60.00 per share of Common Stock, or, in case an adjustment of such price has taken place pursuant to the further provisions of Section 5, then at the price as last adjusted and in effect on the Exercise Date (such price or such price as last adjusted, as the case may be, being referred to herein as the "Purchase Price").

                  (e) EXERCISE PERIOD. The Warrant Holder may exercise this Warrant, in whole or in part (but not as to a fractional Warrant Share), at any time and from time to time after 9:00 a.m. (Houston, Texas time) on the first
(1st) anniversary of the Issue Date and prior to 5:00 p.m. (Houston, Texas time) on the tenth (10th) anniversary of the Issue Date (the "Exercise Period").

         3. CONVERSION OF WARRANT.

                  (a) GENERAL. At any time after the third (3rd) anniversary of the Issue Date, in lieu of exercise as described in Section 2 above and subject to the provisions of this Section 3, the Warrant Holder may convert the Warrant into shares of Common Stock by (i) surrendering this Warrant to the Company at its principal office and (ii) delivering written notice to the Company indicating its decision to convert this Warrant. The date on which a written notice as described in clause (ii) above is received by the Company shall be a "Conversion Date"; provided, however, the Warrant Holder shall surrender this Warrant to the Company at its principal office before the


                                   Exhibit D-1

Company shall be obligated to deliver to the Warrant Holder of the shares of Common Stock issuable upon such conversion as provided in paragraph (b) below.

                  (b) VALUATION OF CONVERSION. Upon receipt of written notice from the Warrant Holder and surrender of the Warrant as provided in paragraph
(a) above, the Warrant Holder shall be entitled to receive an amount equal to the value of the Warrant (or portion thereof to be converted) on the Conversion Date, as determined using the Black-Scholes Model (the "Black-Scholes Amount"), payable in shares of Common Stock. The number of shares of Common Stock issuable under this paragraph (b) will be determined by dividing the Black-Scholes Amount by the average closing sales price of one share of Common Stock on the NYSE for the ten (10) trading days ending with the day immediately prior to the Conversion Date. The shares of Common Stock to be issued and delivered to the Warrant Holder upon conversion shall be issued and delivered as provided in
Section 4 below. In the event the Warrant Holder and the Company are unable to agree on the Black-Scholes Amount with in twenty (20) days of receipt of the Conversion Date, the Warrant Holder and the Company shall within five (5) days thereafter mutually select one of the internationally recognized investment banking firms listed on Exhibit D hereto to calculate the Black-Scholes Amount. In the event the Warrant Holder and the Company are unable to agree upon a firm listed on Exhibit D within such five-day period, then the firm named on Exhibit D as the "Default Firm" shall calculate the Black-Scholes Amount. Such internationally recognized investment banking firm shall then have ten (10) days to calculate the Black-Scholes Amount, and its calculation shall be final and binding on the Warrant Holder and the Company. In the event an internationally recognized investment banking firm is retained for the purposes of calculating the Black-Scholes Amount, the Warrant Holder and the Company shall each pay one-half of the cost thereof.

                  (c) LIMITATIONS TO CONVERSION RIGHT. Only STVI and any permitted subsequent holder of this Warrant under Section 9 hereof that is an Affiliate of STVI (including STVI, a "STVI Affiliate") shall be entitled to convert the Warrant into shares of Common Stock as provided by this Section 3, and the right of conversion provided to the Warrant Holder under this Section 3 is not transferable under any circumstances to any Person other than a STVI Affiliate. The Warrant may only be converted in full and may not be converted in part, except in the event the entire remaining balance of the Warrant is converted. In the event that more than one entity is the registered holder of a portion of this Warrant and any STVI Affiliate delivers notice to the Company indicating its desire to convert the portion of this Warrant held by such entity, if at such time any other STVI Affiliate(s) is also a registered holder of a portion of this Warrant, such other STVI Affiliate(s) must also convert the portion of this Warrant held by it. In the event that more than one STVI Affiliate is to convert the portion of this Warrant owned by each such STVI Affiliate and an internationally recognized investment banking firm is to selected as provided in paragraph (b) above, such STVI Affiliates shall collectively select no more than one firm. Any reference to the "Warrant Holder" in this Section 3 shall refer only to a Warrant Holder that is an STVI Affiliate.

                  (d) TRANSFER RESTRICTIONS. In addition to the other restrictions described in Section 9, all shares of Common Stock issuable pursuant to this Section 3 upon the conversion of this Warrant may not be sold, assigned or otherwise transferred to a non-Affiliate of STVI prior to the second anniversary of the Conversion Date.

         4. ISSUANCE AND DELIVERY OF SHARES; NO RIGHTS AS SHAREHOLDER UNTIL EXERCISE.

                  (a) ISSUANCE AND DELIVERY OF SHARES. As soon as practicable after receipt by the Company of an Exercise Notice and this Warrant in accordance with Section 2 above (or in the case of conversion in accordance with Section 3 above, as soon as practicable following receipt by the Company of the Warrant and agreement between the Company and the Warrant Holder as to the Black-Scholes Amount), the Company will cause its transfer agent to issue in the name of and deliver to the Warrant Holder (or such other Person(s) as the Warrant Holder may designate, subject to the limitations on transfer contained herein) a certificate or certificates representing the number of shares of Common Stock to which the Warrant Holder shall be entitled on such exercise pursuant to Section 2(b) above or upon conversion pursuant to Section 3 above, as the case may be; provided, however, that the Warrant Holder shall pay all transfer, stamp or other taxes in respect of the issuance of such certificate(s) to any Person(s) other than the Warrant Holder to the extent: (i) such transferee Person(s) is not domiciled in the United


                                   Exhibit D-1

States or (ii) this Warrant is exercised by a Person that is not a Delaware corporation. The shares of Common Stock issued and delivered to the Warrant Holder (or such other Person(s) as the Warrant Holder may designate, subject to the limitations on transfer contained herein) pursuant to this Section 4(a) shall not be registered under the Securities Act or the laws of any state. Under no circumstances shall the Company issue fractional shares of Common Stock; in the event a calculation under Section 2 or Section 3 above, as the case may be, would lead to the issuance of a fractional share of Common Stock, the number of shares of Common Stock issuable upon such exercise shall be rounded up to the next whole number of shares of Common Stock, to the extent such fraction is one-half ( 1/2)or greater, and shall be rounded down to the next whole number of shares of Common Stock, to the extent such fraction is less than one-half ( 1/2).

                  (b) NO RIGHTS AS SHAREHOLDER UNTIL EXERCISE. The shares of Common Stock issuable upon any exercise of this Warrant will be deemed to have been issued to the Warrant Holder on the Exercise Date or the Conversion Date, as the case may be, and the Warrant Holder will be deemed for all purposes to have become the record holder of such shares of Common Stock on the Exercise Date or the Conversion Date, as the case may be. Until any such Exercise Date or the Conversion Date, as the case may be, this Warrant does not confer upon the Warrant Holder any right whatsoever as a shareholder of the Company with respect to any shares of Common Stock with respect to which this Warrant remains unexercised.

         5. ADJUSTMENT OF THE PURCHASE PRICE. At any time while this Warrant, or any portion hereof, remains outstanding and unexpired, the Purchase Price and, accordingly, the number of shares of Common Stock issuable upon exercise of this Warrant, shall be subject to adjustment from time to time upon the happening of certain events as follows:

                  (a) REORGANIZATION, MERGER OR CONSOLIDATION. In the event the Company reorganizes, merges, consolidates or otherwise combines with another Person, or consummates any other transaction including, but not limited to a spin-off, a split-off or a split-up, whereby all of the holders of Common Stock will receive shares of common stock or other securities, property or assets of the Company, its successor or Affiliate payable with respect to or in exchange for each share of Common Stock held, lawful and adequate provisions shall be made whereby the Warrant Holder shall have the right to receive, in the Company's sole discretion, either (i) upon exercise of this Warrant, the number of shares of stock or other securities, property or assets of the Company, its successor or Affiliate resulting from such reorganization, merger, consolidation or other transaction as may be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of shares of Common Stock immediately theretofore purchasable and receivable upon the exercise of this Warrant, or (ii) a new warrant granted by the Company or its successor, with rights no less favorable to the Warrant Holder than those contained in this Warrant, giving such Warrant Holder the right to exercise such new warrant and procure upon such exercise, in lieu of each Warrant Share theretofore issuable upon exercise of the predecessor Warrant, the number of shares of stock or other securities, property or assets described in clause (i) hereof. The foregoing provisions of this Section 5(a) shall similarly apply to successive reorganizations, mergers, consolidations or other applicable transactions and to the stock or securities of any other Person that are at the time receivable upon exercise of this Warrant.

                  (b) REINCORPORATION OF COMPANY. Notwithstanding Section 5(a) above, in the event the Company shall consummate a merger, inversion or other transaction for the purpose of reincorporating into another domestic or foreign jurisdiction (a "Reincorporation Transaction"), the terms and provisions of this Warrant shall remain in full force and effect with the sole exception that the Warrant Holder shall be entitled to receive upon exercise of this Warrant the same number of shares of common stock of the resulting, successor or resulting parent corporation (which shall be publicly-traded on the NYSE) as the number of shares of Common Stock the Warrant Holder is entitled to receive upon exercise hereof. In the event of the consummation of such a Reincorporation Transaction involving such a resulting parent corporation, this Warrant and all of the rights and obligations of the Company hereunder shall immediately be assigned to any such resulting parent corporation, effective as of the date of such Reincorporation Transaction.

                  (c) RECLASSIFICATION, ETC. If the Company by reclassification of securities or otherwise, shall change the Common Stock or any other securities as to which purchase rights under this Warrant may exist into the


                                   Exhibit D-1
same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Purchase Price therefor shall be appropriately adjusted.

                  (d) SUBDIVISION OR COMBINATION OF SHARES; STOCK DIVIDENDS. In the event the Company shall split, divide or combine its outstanding shares of Common Stock or declare and pay a stock dividend on its outstanding shares of Common Stock which consists of additional shares of Common Stock (including a stock split effected in the form of a stock dividend), then the Purchase Price shall be adjusted, as of the opening of business on the effective date of such split, subdivision or combination or on the day after the day upon which such dividend or other distribution is paid to shareholders, as the case may be, to that price determined by multiplying the Purchase Price in effect immediately prior to such payment or other distribution by a fraction:

                           (i) the numerator of which shall be the total number of outstanding shares of Common Stock immediately prior to such dividend or distribution; and

                           (ii) the denominator of which shall be the total number of outstanding shares of Common Stock immediately after such dividend or distribution.

                  (e) ADJUSTMENT OF NUMBER OF SHARES. Upon each adjustment of the Purchase Price pursuant to any provisions of this Section 5, the number of shares of Common Stock issuable hereunder shall be adjusted, by calculation to the nearest one hundredth of a whole share, by multiplying the number of shares of Common Stock issuable prior to an adjustment by a fraction of which:

                           (i) the numerator shall be the Purchase Price before any adjustment pursuant to this Section 5; and

                           (ii) the denominator shall be the Purchase Price after such adjustment,

provided, however, while adjustments in the number of shares will be calculated to the nearest hundredth of a whole share, as specified in Section 4(a) above, no fractional shares will be issued upon any exercise of this Warrant.

                  (f) LIQUIDATING DIVIDENDS. In the event the Company shall make a distribution of its assets or evidences of indebtedness to the holders of its Common Stock as a dividend in liquidation or other than as a dividend payable out of earnings or surplus legally available for dividends under applicable law or any distribution to such holders made in respect of the sale of all or substantially all of the Company's assets (other than under the circumstances provided for in the foregoing Sections 5(a) through 5(d) then the Warrant Holder shall be entitled to receive upon such exercise of this Warrant, in addition to the shares of Common Stock receivable in connection therewith, and without payment of any consideration other than the Purchase Price multiplied by such number of shares of Common Stock, an amount in cash equal to the value of such distribution per share of Common Stock multiplied by such number of shares of Common Stock (with no further adjustment being made following any event which causes a subsequent adjustment in the number of shares of Common Stock issuable), and an appropriate provision therefor shall be made a part of any such distribution. The value of a distribution that is paid in other than cash shall be determined in good faith by the Board of Directors of the Company or an appropriate committee thereof.

                  (g) NO OTHER ADJUSTMENTS. Other than specifically as set forth above in Sections 5(a) through 5(d), no adjustment shall be made to the Purchase Price as a result of or pursuant to the granting or issuance by the Company of additional shares of Common Stock, or any security convertible thereinto or exercisable or exchangeable therefore, including without limitation (i) the issuance of shares of Common Stock or any other security of the Company (including securities convertible into or exchangeable for shares of Common Stock) pursuant to an underwritten public offering or a private placement, (ii) the issuance of shares of Common Stock or any other security of the Company (including securities convertible into or exchangeable for shares of Common Stock) as consideration in an acquisition transaction, (iii) the issuance of shares of Common Stock or any other security of the Company (including securities convertible into or exchangeable for shares of Common Stock) in payment or satisfaction of any dividend upon any class of stock of the Company with a preference as to dividends


                                   Exhibit D-1
over the Common Stock and (iv) the issuance of stock options or restricted shares of Common Stock to officers, employees or directors of, or consultants to, the Company or any of its Affiliates.

                  (h) OTHER PROVISIONS APPLICABLE TO ADJUSTMENTS UNDER THIS
SECTION 5. The following provisions will be applicable to the making of adjustments in any Purchase Price hereinabove provided in this Section 5:

                           (i) Minimum Adjustment Amount. Notwithstanding any other provision of this Section 5, when calculating the adjustments required by Sections 5(a) through 5(d), no adjustment of the Purchase Price shall be made unless and until such adjustment either by itself or with other adjustments not previously made increases or decreases the Purchase Price in effect immediately prior to the making of such adjustment by at least one percent (1%). Any adjustment representing a change of less than such minimum amount (except as aforesaid) shall be carried forward and made as soon as such adjustment, together with other adjustments required by Sections 5(a) through 5(d) and not previously made, would result in an adjustment of at least such minimum amount. All adjustments to the Purchase Price required by Sections 5(a) though 5(d) will be calculated to the nearest cent.

                           (ii) No Multiple Adjustments. In the event of any one circumstance which may give rise to an adjustment to the Purchase Price under one or more of Sections 5(a) through 5(d), the Company shall only be required to apply the provisions of one of such subsections, such subsection to be determined in its sole discretion.

                           (iii) Par Value. Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value of one share of Common Stock, the Company shall take any commercially reasonable corporate action that may be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock at such adjusted Purchase Price.

         6. CALCULATION OF ADJUSTMENTS. Upon each occurrence of an event causing an adjustment the Purchase Price or number of shares of Common Stock issuable upon exercise of this Warrant pursuant to Section 5 above, the Company will promptly (a) calculate such adjustment and retain a record of such calculation at its principal office and (b) deliver to the Warrant Holder a certificate signed by an appropriate officer of the Company, setting forth in reasonable detail the event requiring the adjustment, the method of calculation of the adjustment, and the Purchase Price and number of shares of Common Stock purchasable hereunder after giving effect to such adjustment. If Warrant Holder does not agree with any adjustment calculated by the Company, then the Warrant Holder may retain at its own expense a financial advisor to calculate the adjustment in question, which calculation the Company will consider in good faith.

         7. REPRESENTATIONS AND WARRANTIES OF THE WARRANT HOLDER. The Warrant Holder represents and warrants to the Company as follows:

         (a) The Warrant Holder is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or an "investment advisor" within the meaning of the Investment Advisers Act of 1940, as amended.

         (b) The Warrant Holder has read, reviewed and understands the information, and any permitted subsequent Warrant Holder will have read, reviewed and understood the information contained in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, filed with the Commission on April 2, 2001 and the information contained in all subsequent filings made by the Company with the Commission pursuant to the Securities Act and the Exchange Act.

         (c) The Warrant Holder is an "Accredited Investor" within the meaning of Rule 501 of Regulation D under the Securities Act. The Warrant Holder understands that this Warrant is an investment that is speculative in nature. The Warrant Holder is experienced in investment and business matters, understands fully the nature of the


                                   Exhibit D-1
risk involved in its investment in this Warrant and any shares of Common Stock which it may receive upon exercise hereof and understands that it may lose all of its investment in this Warrant.

         (d) The Warrant Holder has sought such accounting, legal and tax advice as it considers necessary to make an informed investment decision with respect to this Warrant and the shares of Common Stock which it may receive upon exercise thereof. The Warrant Holder understands that there can be no assurance as to the federal or state tax result of an investment in this Warrant or any upon exercise thereof.

         (e) The Warrant Holder is acquiring this Warrant and any shares of Common Stock which it may receive upon exercise thereof for its own account and not with a view to the resale or distribution of all or any part thereof in violation of applicable securities laws.

         8. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Warrant Holder as follows:

         (a) The Company is a corporation validly existing and in good standing under the laws of the State of Delaware, and has the power and authority to execute and deliver this Warrant and to perform its obligations hereunder.

         (b) The execution, delivery and performance by the Company of this Warrant and the issuance of shares of Common Stock upon exercise of this Warrant have been duly authorized by all necessary corporate action on the past of the Company, and do not and will not violate or result in a breach of the Company's bylaws or its certificate of incorporation.

         (c) This Warrant has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with the terms hereof, except as such enforceability may limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other laws of general application relating to or affecting creditors' rights and to general equitable principles.

         (d) The Company has authorized and reserved for issuance, and shall at all times as this Warrant is exercisable keep authorized and reserved for issuance, solely for issuance and delivery hereunder, such requisite number of shares of Common Stock as shall from time to time be issuable upon exercise hereof. From the date hereof through the last date on which this Warrant is exercisable, the Company shall use commercially reasonable efforts to insure that such shares of Common Stock have been reserved for listing on the NYSE, subject to official notice of issuance.

         (e) Upon exercise of this Warrant and issuance and delivery of shares of Common Stock to the Warrant Holder, such shares of Common Stock will be duly authorized, validly issued, fully paid and non-assessable.

         9. RESTRICTIONS ON TRANSFER.

                  (a) GENERAL. This Warrant and the shares of Common Stock that may be issued hereunder shall not be transferred by the Warrant Holder or any subsequent permitted holder of all or a part of this Warrant except in compliance with the provisions of this Section 9, which conditions are intended to ensure compliance with the Securities Act and applicable state securities laws with respect to the transfer of this Warrant, in whole or in part, or any such shares of Common Stock. The Warrant Holder acknowledges that this Warrant has not been registered under the Securities Act, and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any shares of Common Stock issued upon its exercise, except in compliance with the provisions of this Section 9.


                                   Exhibit D-1

                  (b) RESTRICTIVE LEGEND. Absent registration under the Securities Act, this Warrant shall bear the legend set forth of the cover page hereof. Unless a registration statement with respect to shares of Common Stock issuable upon exercise of this Warrant is effective at the time, any shares of Common Stock issued upon such exercise shall bear the following legend, in addition to any other legend imposed by applicable state securities laws:

                  THE SHARES OF COMMON STOCK EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY APPLICABLE STATE SECURITIES LAWS. SUCH SHARES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, BY SALE, ASSIGNMENT, PLEDGE OR OTHERWISE, IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. IN ADDITION, SUCH SHARES ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER DESCRIBED IN SECTION 9 OF THE WARRANT, DATED FEBRUARY 28, 2002, ISSUED BY WEATHERFORD INTERNATIONAL, INC.

                  (c) PROHIBITED TRANSFEREES. The Warrant Holder may sell, assign or otherwise transfer this Warrant, in whole or in part, and any shares of Common Stock issued upon exercise hereof to any Person, subject to the following conditions:

                           (i) the Warrant Holder (and any subsequent permitted holder of this Warrant) may not transfer the Warrant to any of the Persons listed on Exhibit C hereto or any Affiliate of any such Person (each, a "Prohibited Transferee"); and

                           (ii) the Company may in its sole discretion request that the Warrant Holder deliver an opinion of counsel satisfactory to the Company that the proposed transfer does not violate any applicable federal or state securities laws.

Notwithstanding anything to the contrary contained in this Section 9(c) or in
Section 9(e), the Warrant Holder may sell, assign or otherwise transfer this Warrant, in whole or in part, and any shares of Common Stock issued upon exercise hereof to any Prohibited Transferee or any Affiliate thereof if any such Person initiates a public tender offer to acquire shares of Common Stock that is subject to Section 14(d) of the Exchange Act.

                  (d) BLACKOUT PERIODS. Notwithstanding the provisions of this
Section 9 and Section 10 below, at any time the Company would be entitled to deliver a Material Event Notice or a Filing Notice (each as defined in Section
12) or the Company would otherwise be entitled to suspend the sale or distribution of shares of Common Stock registered on a Shelf Registration Statement under Section 12(d), the Company may provide written notice to the Warrant Holder who, upon receipt thereof, shall be prohibited from engaging in any marketing or selling efforts relating to this Warrant, or any portion hereof, or with respect to any shares of Common Stock issued upon its exercise or from contacting any non-Affiliate of STVI in connection therewith or from consummating with a non-Affiliate of STVI any sale, assignment or other transfer of this Warrant, in full or in part, or any shares of Common Stock issued upon its exercise until the expiration of the period specified in Section 12(d) or upon receipt of written permission from the Company; provided, however, that in the event the Company provides such notice during the 180-day period specified in Section 10(e) below, such period shall be extended by the number of days any prohibition on transfer shall be in effect pursuant to this Section 9(d).

                  (e) FURTHER LIMITATIONS UPON TRANSFER OF WARRANT. This Warrant, or any portion hereof, may not be sold, assigned or otherwise transferred to a non-Affiliate of STVI prior to the third anniversary of the Issue Date. After the third anniversary of the Issue Date, this Warrant, or any portion hereof, may be sold, assigned or otherwise transferred, subject to the following limitations: (i) prior to any such sale, assignment or other transfer to a non-Affiliate of STVI, the Warrant Holder shall first deliver a Transfer Notice (as defined in Section 10(a)) and otherwise comply with the provisions of
Section 10 and (ii) any proposed sale, assignment or other transfer of the of the Warrant, in full or in part, must relate to not less than 33 1/3% of the Total Number of Shares, unless exercised for



                                   Exhibit D-1
the remaining unexercised balance of the Total Number of Shares. In addition, the Warrant Holder's right of conversion described in Section 3 of this Warrant may not be transferred to a non-Affiliate of STVI and upon the sale, transfer or assignment of this Warrant (or any portion thereof) to a non-Affiliate of STVI,
Section 3 shall be deemed to be null and void and deleted from this Warrant or from the transferred portion thereof, as the case may be.

                  (f) Indemnification. Except as provided in Section 12(e), the Warrant Holder agrees to indemnify, with respect to any offer or sale, assignment or other transfer of this Warrant, in full or in part (and any marketing or selling efforts undertaken or materials prepared by or on behalf of the Warrant Holder in connection therewith), to the fullest extent permitted by law, the Company, its directors and officers and each person who controls the Company (within the meaning of the Securities Act) against any losses, claims, liabilities (joint or several), damages, fines, costs and expenses (collectively, "Losses") (including, without limitation, reasonable fees and expenses of legal counsel) arising out of or resulting from any such offer or sale or such marketing or selling efforts so undertaken or materials so prepared, except insofar as such Losses arise out of or result from any untrue or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in any reports filed by the Company under the Exchange Act.

                  (g) GOVERNMENTAL AND OTHER APPROVALS; COSTS AND EXPENSES. Any transfer of this Warrant, in full or in part (including under Section 10), or any shares of Common Stock issued upon its exercise, shall be subject to the receipt of any and all necessary governmental and other third party approvals, authorizations, waivers and consents which may be required to be obtained by this Warrant Holder and/or the proposed transferee(s). Subject to Section 10(d), the Company shall not be required to make any filings with any governmental authorities or otherwise take any action that may be deemed to be necessary or advisable in connection with obtaining any such approvals, authorizations, waivers and consents or be required to bear any costs and expenses in connection therewith.

                  (h) SURVIVAL OF THIS WARRANT. Except as described in this
Section 9, upon any transfer of this Warrant, in full or in part, by the Warrant Holder, the terms and provisions of this Warrant and obligations of the Warrant Holder hereunder shall become the legal, valid and binding obligations of such transferee(s).

                  (i) REGISTRATION RIGHTS. Notwithstanding any other provision of this Warrant, the shares of Common Stock issuable upon exercise of this Warrant are subject to registration rights as described in Section 12 below and may be resold under a Shelf Registration Statement (as defined in Section 12) upon the effectiveness thereof without regard to the restrictions on transfer contained in this Section 9 and Section 10.

         10. RIGHT OF FIRST OFFER.

                  (a) TRANSFER NOTICE. If the Warrant Holder desires to sell the Warrant, in whole or in part, to a Person who is a non-Affiliate, the Warrant Holder shall first give written notice (a "Transfer Notice") to the Company of such fact; provided, however, if the Warrant Holder desires to sell the Warrant in part, such part must relate to no less than 33 1/3% of the Total Number of Shares. Following the delivery of each Transfer Notice, the Warrant Holder shall not be entitled to deliver any additional Transfer Notices during the pendency of any 180-day period referred to in Section 10(e) below. For purposes of this
Section 10, except where specifically provided, the term "Warrant" shall mean the Warrant, or such lesser portion of the Warrant specified in any Transfer Notice.

                  (b) CONFIDENTIAL PURCHASE OFFER. Upon Warrant Holder's delivery of a Transfer Notice, the Company shall have twenty (20) days (the "Response Period") to make a confidential written offer to Warrant Holder to purchase the Warrant (the "Confidential Purchase Offer") for a purchase price (the "Confidential Offer Price") determined by the Company; provided, however, that the Company may only offer to purchase that portion of the Warrant indicated in the Transfer Notice; provided, further, that the terms of such Confidential Purchase Offer (including the identity of the Company, the portion of the Warrant to which the Confidential Purchase Offer applies and the Confidential Offer Price) shall be kept confidential by the Warrant Holder and shall not be disclosed to any third party (including any subsequent purchaser of the Warrant under subsection (e) below).


                                   Exhibit D-1

                  (c) CLOSING OF CONFIDENTIAL PURCHASE OFFER. The Warrant Holder shall have ten (10) days to accept or reject the Confidential Purchase Offer. If Warrant Holder elects to accept the Confidential Purchase Offer, the closing of the sale of the Warrant will be held at a location to be mutually agreed, and on a date which is not more than ten business (10) days after the Warrant Holder notifies the Company that it has accepted the Company's offer to purchase the Warrant. At the closing, the Company will deliver the Confidential Offer Price to the Warrant Holder by certified or cashier's check or bank draft payable to the order of the Warrant Holder in immediately available funds or by wire transfer of same day funds to an account specified by the Warrant Holder, and the Warrant Holder will deliver the Warrant to the Company, free and clear of any and all liens, encumbrances and adverse claims.

                  (d) GOVERNMENTAL AND OTHER APPROVALS; COSTS AND EXPENSES. If any governmental or other third party approval, authorization, waiver or consent is required to be obtained prior to the closing referred to in subsection (c) above, the Company will make any such filings with governmental authorities and/or to take any such related actions. In the event the Company and the Warrant Holder do make any filings with governmental authorities and take any related actions, the Company and the Warrant Holder shall each bear their own respective costs and expenses associated therewith.

                  (e) NO PURCHASE BY THE COMPANY / SALE TO THIRD PARTY. If at the end of the Response Period, the Company has not delivered an offer to purchase the Warrant in accordance with subsection (b) above, or if such an offer has been delivered but the Warrant Holder, by written notice given within ten (10) days of its receipt thereof, has declined such offer, then, the Warrant Holder shall be entitled for a period of one-hundred eighty (180) days beginning the day after the expiration of the Response Period to sell the Warrant to a permitted transferee pursuant to Section 9 hereof at a price that is greater than the Confidential Offer Price, or if no offer has been made by the Company, at any price. The Company shall co-operate and not impede, or take any action intended to impede, the sale of the Warrant and shall use reasonable efforts to facilitate the sale of the Warrant, provided the Warrant Holder has otherwise complied with the terms of this Warrant.

                  (f) CONSUMMATION OF SALE TO THIRD PARTY. Upon any sale of this Warrant to a third party pursuant to subsection (d) above, the Warrant Holder shall provide written notice the Company of the consummation thereof and shall as soon as practicable thereafter furnish written evidence of such consummation (including the date, price and other terms thereof) to the Company; provided, however, any such sale shall only be registered on the books of the Company upon full compliance by the Warrant Holder and such transferee with Sections 9 and 12 hereof.

                  (g) FAILURE OF THE WARRANT HOLDER TO CONSUMMATE SALE OF THE WARRANT. If, at the end of the 180- day period referred to in subsection (d) above, the sale of the Warrant has not been completed, Warrant Holder shall no longer be permitted to sell or cause the sale of the Warrant in whole or in part without again complying with all of the provisions set forth in this Section 10.

                  (h) FAILURE OF THE COMPANY TO CONSUMMATE PURCHASE OF THE WARRANT. Notwithstanding the foregoing, in the event that, through no fault of the Warrant Holder, the Company fails to close the purchase of the Warrant on the date specified pursuant to subsection (c) above, the Warrant Holder shall be entitled, for a period of one-hundred eighty (180) days from the closing date originally set pursuant to subsection (c), to sell or cause the sale of the Warrant at any price to any permitted transferee pursuant to Section 9 of this Warrant without having to further comply with the provisions set forth in clauses (a) and (b) of this Section 10.

         11. TRANSFER OF THIS WARRANT ON THE BOOKS OF THE COMPANY.

                  (a) Subject to the restrictions on transfer provided for in
Section 9 above:

                           (i) this Warrant shall be issued in registered form
and the Company shall keep at its principal executive office a register or ledger in which, subject to such reasonable regulations as it may prescribe


                                   Exhibit D-1
and at its expense (other than transfer taxes, if any), the Company shall provide for the registration and transfer of this Warrant.

                           (ii) title to this Warrant may be transferred, in
whole or in part, by endorsement (by the holder hereof properly executing the Assignment (in the form of Exhibit B hereto) and delivery to the Company at its principal office in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery;

                           (iii) any Person in possession of this Warrant
properly endorsed is authorized to represent himself as absolute owner hereof and is empowered to transfer absolute title hereto by endorsement and delivery hereof to a bona fide purchaser hereof for value; each prior taker or owner waives and renounces all of his equities or rights in this Warrant in favor of each such bona fide purchaser, and each such bona fide purchaser shall acquire absolute title hereto and to all rights represented hereby;

                           (iv) until this Warrant is transferred on the books
of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary; and

                           (v) any transfer tax relating to such transfer shall
be paid by the Warrant Holder.

                  (b) On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant, and (in the case of any such loss, theft or destruction of this Warrant) on delivery of any indemnity agreement or security reasonably satisfactory in form and amount to the Company or (in the case of any such mutilation) on surrender and cancellation of this Warrant and at the Warrant Holder's expense, the Company will execute and deliver to the Warrant Holder, in lieu thereof, a new Warrant of like tenor.

         12. REGISTRATION RIGHTS WITH RESPECT TO SHARES.

                  (a) DEMAND REQUEST. Subject to the limitations in contained in this Section 12, at any time during the Exercise Period the following conditions are met:

                           (i) this Warrant has been exercised by the Warrant Holder with respect to at least 33 1/3% of the Total Number of Shares; and

                           (ii) all of the shares of Common Stock received upon such exercise(s) are not eligible for resale pursuant to Rule 144(k) under the Securities Act,

the Warrant Holder may request in writing (a "Demand Request") that the Company prepare and file a "shelf" registration statement (a "Shelf Registration Statement") on Form S-3 (or other appropriate form) pursuant to Rule 415 under the Securities Act with respect to dispositions of shares of Common Stock for resale from time to time; provided, however, the Company shall not be required to file a Shelf Registration Statement that registers less than 33 1/3% of the Total Number of Shares. A maximum of three (3) Demand Requests are available, in aggregate, under this Warrant.

                  (b) SHELF REGISTRATION STATEMENT. Upon receipt of a Demand Request, and if the conditions set forth in clauses (i) and (ii) of paragraph
(a) above have been met, the Company shall file a Shelf Registration Statement with the Commission within 30 business days and will use commercially reasonable efforts to cause the Shelf Registration Statement to be declared effective as promptly as is practicable after such filing and, subject to Section 12(c) below, shall use commercially reasonable efforts to keep the Shelf Registration Statement effective, supplemented and amended to the extent necessary to assure that it is available for resale of the shares of Common Stock by the Warrant Holder and that it conforms with the requirements of this Agreement, the Securities Act, and the rules and regulations promulgated by the Commission thereunder, in each case during the entire period (the "Shelf Registration Period") beginning on the date such Shelf Registration Statement shall first be declared effective under the Securities Act (the "Shelf Effective Date") and ending on the earlier to occur of (A) the first anniversary


                                   Exhibit D-1
of the Shelf Effective Date and (B) the date on which all of the shares of Common Stock registered under the Shelf Registration Statement become eligible for resale pursuant to Rule 144(k) under the Securities Act.

                  (c) INFORMATION SUPPLIED BY WARRANT HOLDER. The Warrant Holder shall furnish to the Company in writing, as soon as practicable after the date of the Demand Request but not later than five (5) business days prior to the initial filing of the Shelf Registration Statement, any of the information specified in Items 507 and 508 of Regulation S-K under the Securities Act, or any other information reasonably requested by the Company for inclusion in the Shelf Registration Statement pursuant to the Securities Act or the rules and regulations promulgated by the Commission thereunder. The Warrant Holder shall promptly furnish to the Company any such information upon the Company's request for inclusion in any new prospectus or prospectus supplement or post-effective amendment.

                  (d) LIMITATIONS. If during the Shelf Registration Period, the Company believes that an event or events have occurred which, in the good faith opinion of the Company, require the filing of a new prospectus or prospectus supplement or post-effective amendment in order that the prospectus not contain any misstatement of a material fact or not omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (a "Corrective Filing"), the Company shall promptly so notify the Warrant Holder (a "Material Event Notice"), and the Company shall prepare and file with the Commission and deliver to the Warrant Holder such Corrective Filing, as promptly as practicable but in any event within ten (10) business days after the date a Material Event Notice is given, except that the Company may delay such filing for such number of days, not to exceed seventy-five (75) days, if the Company determines that (x) the public disclosure of any of the information requiring the Corrective Filing is impractical or would have a material adverse effect on the Company, or (y) the filing of such Corrective Filing would have a significant disruptive effect on any material transaction then pending; provided, however, that such delay shall not be longer than is reasonably required, in the Company's sole judgment, to avoid such material adverse effect or significant disruptive effect. If any new prospectus or prospectus supplement or post-effective amendment is required in connection with the Shelf Registration Statement other than a Corrective Filing (any such filing, other than a Corrective Filing, is herein called a "Routine Filing"), the Company will so notify the Warrant Holder in writing (a "Filing Notice") and shall prepare and file with the Commission and deliver to the Warrant Holder such Routine Filing as promptly as practicable but in any event within ten (10) days after the date the Filing Notice is given. The Warrant Holder may make sales of shares of Common Stock under the Shelf Registration Statement during the Shelf Registration Period, but if the Warrant Holder has received a Material Event Notice or Filing Notice, sales may not be made from the time such notice is received by the Warrant Holder until the date on which the Corrective Filing or Routine Filing, as the case may be, has been filed or if the Corrective Filing or Routine Filing is a post-effective amendment, the date the post-effective amendment has become effective under the Securities Act, of which date the Company shall give prompt notice to the Holders.

In addition, notwithstanding anything to the contrary contained in this Section 12, the Company shall be permitted, on written notice to the Warrant Holder, to suspend the period of sale or distribution of shares of Common Stock at any time:

                           (i) in the case of an underwritten public offering of securities for the account of the Company (A) not involving a "shelf" registration statement filed pursuant to Rule 415 under the Securities Act, during the period beginning ten (10) days prior to the estimated date of filing of a registration statement pertaining to such offering and ending upon the expiration of any "lock up" period reasonably requested by the underwriters of such public offering with respect to shares of Common Stock held by directors and executive officers of the Company (the "Lock-up Expiration Date") or (B) involving a "shelf" registration statement filed pursuant to Rule 415 under the Securities Act, during the period beginning ten (10) days prior to the date of any preliminary prospectus supplement relating to such offering (or in the event no preliminary prospectus supplement is used, fifteen (15) days prior to the pricing of such offering) and ending on the Lock-up Expiration Date;


                                   Exhibit D-1

                           (ii) during any period in which the Company is in possession of material non-public information concerning it or its business and affairs, the public disclosure of which, in the good faith judgment of the Company, would have a material adverse effect on the Company; or

                           (iii) during any period if the Company is engaged in any material acquisition, transaction or disposition transaction that would, in the good faith judgment of the Company, be significantly disrupted by a sale or distribution.

                  (e) INDEMNIFICATION.

                           (i) Indemnification by the Company. The Company agrees to indemnify, with respect to a Shelf Registration Statement filed by the Company, to the fullest extent permitted by law, the Warrant Holder, its directors and officers and each person who controls the Warrant Holder (within the meaning of the Securities Act) against all Losses (including, without limitation, reasonable fees and expenses of legal counsel) arising out of or resulting from any untrue or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in such Shelf Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished to the Company by or on behalf of the Warrant Holder expressly for use therein.

                           (ii) Indemnification by the Warrant Holder. The Warrant Holder agrees to indemnify, with respect to a Shelf Registration Statement filed by the Company, to the fullest extent permitted by law, the Company, its directors and officers and each person who controls the Company (within the meaning of the Securities
         Act) against any Losses (including, without limitation, reasonable fees and expenses of legal counsel) arising out of or resulting from any untrue or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in such Shelf Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein not misleading, to the extent that such untrue statement or omission is caused by or contained in any information furnished by or on behalf of the Warrant Holder for use therein.

                  (f) EXCHANGE ACT REPORTS. The Company's filing of a report under the Exchange Act that is incorporated by reference into the prospectus shall be considered to be a Corrective Filing if such filing eliminates the necessity of otherwise making a Corrective Filing.

                  (g) STOP TRANSFER INSTRUCTIONS. The Company may give such stop transfer instructions to its transfer agent as it shall deem reasonably necessary to prevent any sale of shares of Common Stock under the Shelf Registration Statement at any time when the Holders are not permitted to make such a sale pursuant to this Section 12.

                  (h) NO PIGGYBACK OR OTHER REGISTRATION RIGHTS. Other than as set forth in this Section 12, the Warrant Holder shall have no registration rights with respect to this Warrant or any shares of Common Stock issued upon exercise hereof (including any "piggyback" registration rights).

         13. CHOICE OF LAW. In all respects, including all matters of construction, validity and performance, this Warrant and the obligations arising hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of Texas applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws, and any applicable laws of the United States of America.

         14. NOTICES. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges



                                   Exhibit D-1
prepaid, or (iv) transmitted by hand delivery, telegram or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile (with accurate confirmation generated by the transmitting facsimile machine, so long as a hard copy is delivered by reputable courier during regular business hours on the next business day) at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:





                                   Exhibit D-1
                  if to the Company, to:

                           Weatherford International, Inc.
                           515 Post Oak Boulevard, Suite 600
                           Houston, Texas 77027
                           Attention: Burt M. Martin
                           Phone: 713.693-4000
                           Facsimile: 713-693-4484

                  with a copy (which shall not constitute notice) to:

                           Andrews & Kurth, L.L.P.
                           600 Travis, Suite 4200
                           Houston, TX 77002
                           Attention: Robert V. Jewell
                           Telephone: 713-220-4200
                           Facsimile: 713-220-4285

                  if to the Warrant Holder, to:

                           Shell Technology Ventures Inc.
                           200 North Dairy Ashford
                           Houston, Texas 77079
                           Attention: Ricardo Rodriquez
                           Telephone: 713-241-6870
                           Facsimile: 713-241-0735

                  with a copy (which shall not constitute notice) to:

                           Shell Technology Ventures Ltd.
                           Volmerlaan 8
                           2280 GD Rijswijk-ZH
                           The Netherlands
                           Attention: Joe Ludwig, RIJ-VOL GR 107E
                           Telephone: 31 70 311 6613
                           Facsimile: 31 70 311 6660

Either party hereto may from time to time change its address or facsimile number for notices under this Section 14 by giving at least ten (10) days' prior written notice of such changed address or facsimile number to the other party hereto.

         15. ENTIRE AGREEMENT. This Warrant, including the Exhibits hereto, a constitutes and contains the entire agreement and understanding of the parties with respect to the subject matter hereof and supersede any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties respecting the subject matter hereof.

         16. AMENDMENT. Any provision of this Warrant may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Warrant Holder. Any amendment or waiver effected in accordance with this Section 16 shall be binding upon the Warrant Holder and the Company.

          17. SEVERABILITY. In the event that any provision of this Warrant or the application thereof, becomes or is declared by a court of competent jurisdiction to the illegal, void or unenforceable, the remainder of this Warrant will continue in full force and effect and the application of such provision to other Persons or circumstances will be



                                   Exhibit D-1
interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provisions of this Warrant with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

         18. HEADINGS. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.



                                    * * * * *





                                   Exhibit D-1

         IN WITNESS WHEREOF, the parties hereto have caused this Warrant to be executed by their respective officers thereunto duly authorized as of the day and year first above written.



                                        WEATHERFORD INTERNATIONAL, INC.



                                        By:     /s/ Bernard J. Duroc-Danner
                                                --------------------------------

                                        Name:   Bernard J. Duroc-Danner
                                                --------------------------------

                                        Title:  Chairman, CEO & President
                                                --------------------------------



                                        SHELL TECHNOLOGY VENTURES INC.,
                                         as Warrant Holder


                                        By:     /s/ Ricardo Rodriguez
                                                --------------------------------

                                        Name:   Ricardo Rodriguez
                                                --------------------------------

                                        Title:  Attorney In Fact
                                                --------------------------------



                                   Exhibit D-1